UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 18, 2006
(Date of earliest event reported)
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-4136

Minnesota	41-0948334

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3515 Lyman Boulevard, Chaska, Minnesota 55318

(Address of principal executive offices, including zip code)

(952) 368-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Amended and Restated Articles of Incorporation
Amended Bylaws

Item 8.01 Other Events.
On January 18, 2006, the Board of Directors of Lifecore Biomedical, Inc. (the “Company”) adopted Amended and Restated Articles of Incorporation (the “Restated Articles”) and Amended Bylaws (the “Restated Bylaws”), copies of which are filed with this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference. The Restated Articles and the Restated Bylaws merely restate the Company’s existing articles and bylaws, as amended through November 17, 2005, the date of the Company’s last Annual Meeting of Shareholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are being filed with this Current Report on Form 8-K:
3.1	Amended and Restated Articles of Incorporation of Lifecore Biomedical, Inc., as adopted on January 18, 2006.

3.2	Amended Bylaws of Lifecore Biomedical, Inc., as adopted on January 18, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.
By:	/s/ Dennis J. Allingham
Dennis J. Allingham
President and Chief Executive Officer

Date: January 24, 2006

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Articles of Incorporation of Lifecore Biomedical, Inc., as adopted on January 18, 2006.

3.2	Amended Bylaws of Lifecore Biomedical, Inc., as adopted on January 18, 2006.

3